Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

Money Market ProFund

Supplement dated October 8, 2010

to the Full Prospectus dated May 1, 2010

The Portfolio may not lend portfolio securities. Therefore, all references to the Portfolio’s investment policy of permitting the lending of securities and to the associated risks are hereby deleted.

The paragraph under “Disclosure of Portfolio Holdings” is hereby replaced with the following:

“A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at profunds.com. A complete list of the Portfolio’s portfolio holdings, including information required by applicable regulations, is posted once each month on www.moneyfunds.deam-us.db.com (the website does not form a part of this prospectus). Portfolio holdings as of each month-end are posted to www.moneyfunds.deam-us.db.com within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on www.moneyfunds.deam-us.db.com, as applicable. The posted portfolio holdings information generally remains accessible for a period of not less than six months. The Portfolio also may post on www.moneyfunds.deam-us.db.com, on the same or a more frequent basis, various depictions or portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio.”